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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 19, 2000
                                                 ------------------


                        NATIONAL COMMERCE BANCORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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
          Tennessee                  0-6094            62-0784645
------------------------------  ---------------     ------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
      of incorporation)           File Number)      Identification No.)
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 One Commerce Square, Memphis, Tennessee                  38150
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (901) 523-3371
                                                      ---------------

                                 Not Applicable
                                 --------------
(Former name, former address and former fiscal year, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     The Registrant made a publicly-disseminated press release on June 19, 2000, a copy of which is attached to this Current Report on Form 8-K as an Exhibit and is incorporated herein by reference.

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(c)    Exhibits.

       The following exhibits are filed pursuant to Item 601 of Regulation S-K:
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

 Exhibit
 Number                                       Description
---------  ----------------------------------------------------------------------------
  99.1     Press release dated June 19, 2000.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NATIONAL COMMERCE BANCORPORATION


Date: June 19, 2000                 By:  /s/ Lewis E. Holland
                                         --------------------------
                                         Lewis E. Holland
                                         Chief Financial Officer

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